CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



     In connection with the current report of Laclede Steel Company (the "Company") on Form 8-K as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael H. Lane, President and Chief Executive Officer of the Company, certify, to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 provided that, as allowed under the no action letter from the Securities and Exchange Commission, dated July 25, 2002, the financial information has been presented as required by the
     U. S. Bankruptcy Court and has not been prepared in accordance with U.S. generally accepted accounting principles; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company provided that, as allowed under the no action letter from the Securities and Exchange Commission, dated July 25, 2002, the financial information has been presented as required by the U. S. Bankruptcy Court and has not been prepared in accordance with U.S. generally accepted accounting principles. of the Company.

                                                   /s/ Michael H. Lane
                                                   -----------------------------
                                                   Michael H. Lane
                                                   President and Chief Executive
                                                   Officer
                                                   Laclede Steel Company
                                                   September 23, 2002

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the current report of Laclede Steel Company (the "Company") on Form 8-K as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael H. Lane, Chief Financial Officer of the Company, certify, to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 provided that, as allowed under the no action letter from the Securities and Exchange Commission, dated July 25, 2002, the financial information has been presented as required by the
     U. S. Bankruptcy Court and has not been prepared in accordance with U.S. generally accepted accounting principles; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company provided that, as allowed under the no action letter from the Securities and Exchange Commission, dated July 25, 2002, the financial information has been presented as required by the U. S. Bankruptcy Court and has not been prepared in accordance with U.S. generally accepted accounting principles. of the Company.


                                                         /s/ Michael H. Lane
                                                         -----------------------
                                                         Michael H. Lane
                                                         Chief Financial Officer
                                                         Laclede Steel Company
                                                         September 23, 2002